Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I,  Craig A. Fielding, as the Chief Executive Officer of Consorteum Holdings, Inc., certify that (i) Amendment Number 1 to the Form 10-K/A fully complies with the requirements of  Section  13(a)  or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained  in Amendment Number 1 to the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Consorteum Holdings, Inc.

/s/ Craig A. Fielding
Craig A. Fielding,  President  and  Chief  Executive  Officer
November 16,  2010